                                                                   EXHIBIT 10.16


                                    FORM OF

                              AMENDMENT NO.  1 TO
                        OFFSHORE SUBSCRIPTION AGREEMENT
                    SERIES B 8% CONVERTIBLE PREFERRED STOCK

                         CHADMOORE WIRELESS GROUP, INC.

                 THIS AMENDMENT NO. 1 TO OFFSHORE SUBSCRIPTION AGREEMENT (this "Amendment"), dated as of the 17th day of February, 1998 by and among CHADMOORE WIRELESS GROUP, INC. (the "Company"), a Colorado corporation, and the holder of the Company's Series B Preferred Stock named on the signature page hereto (the "Subscriber").

                             Preliminary Statement

                 The Company and the Subscriber are parties to the OFFSHORE SUBSCRIPTION AGREEMENT (the "Agreement"), dated as of the 10th day of December, 1997. Capitalized terms appearing herein have the meanings specified in the Agreement. The parties hereto wish to amend the Agreement to extend the Holding Period and to provide for the issuance of additional shares of Common Stock, Warrants and Common Stock underlying Warrants, in each case on the terms and conditions set forth herein. Therefore, in consideration of the foregoing, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

                 1. The Holding Period shall end on March 11, 1998 with respect to seventy five percent (75%) of the Liquidation Preference of each share of Preferred Stock held by the Subscriber or any successor or transferees thereof, notwithstanding anything to the contrary appearing in the Certificate of Designation. The Agreement, including Section 2(l)(i) or (L) thereof, is hereby amended to comply with the terms of this Amendment.

                 2. Subscriber (i) as of the date hereof, hereby makes each of the representations and warranties made by the Subscriber in the Agreement, and (ii) acknowledges that the additional Common Stock to be issued under this Amendment will be issued in reliance on the availability of the exemption under Regulation S, and (iii) undertakes, with respect to the resale of any such additional Common Stock, additional Warrants and Common Stock underlying Warrants to abide by all covenants and agreements pertaining to the resale of the Preferred Stock (and the Common Stock underlying the Preferred Stock) set forth in the Agreement, including, without limitation, prohibitions on sales of the additional Common Stock, additional Warrants and Common Stock underlying Warrants in the United States or to a United States Person within the applicable holding period specified under Regulation S. The certificates representing such additional Common Stock shall the following legend:

                          THE COMMON STOCK REPRESENTED HEREBY (THE "COMMON STOCK") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, TOGETHER WITH THE REGULATIONS PROMULGATED THEREUNDER (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE UNITED STATES (AS THAT TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT) OR TO A U.S. PERSON (AS THAT TERM IS DEFINED IN REGULATION S) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT AND ANY